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                                                                  EXHIBIT 10.65





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                              DENALI INCORPORATED

                                   ----------




                                WAIVER AGREEMENT

                         Dated as of September 30, 2000

                                Relating to the

         Note and Warrant Purchase Agreement dated as of June 30, 1999



                                   ----------




                     12% Senior Subordinated Notes due 2006
                                  and Warrants





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                              DENALI INCORPORATED

                                WAIVER AGREEMENT



                                                      as of September 27, 2000


                   Re: 12% Senior Subordinated Notes due 2006

TO THE SEVERAL HOLDERS OF NOTES
       WHOSE NAMES APPEAR IN THE
       ACCEPTANCE FORM AT THE END
       HEREOF

Ladies and Gentlemen:

                Denali Incorporated, a Delaware corporation (the "COMPANY"), hereby agrees with you as follows:

                  Section 1. NOTE PURCHASE AGREEMENT, PROPOSED WAIVER, ETC. Pursuant to the Note and Warrant Purchase Agreement dated as of June 30, 1999 (the "PURCHASE AGREEMENT") entered into by the Company with the investors named in Schedule A thereto, the Company issued and sold $15,000,000 aggregate principal amount of its 12% Senior Subordinated Notes due 2006 (the "NOTES") and warrants initially to purchase an aggregate of 534,873 shares of the Company's Common Stock, all of which Notes remain outstanding on the date hereof. Unless the context otherwise requires, capitalized terms used herein without definition have the respective meanings ascribed thereto in the Purchase Agreement.

                The Company proposes that the holders of the Notes waive any Default or Event of Default for the period from June 30,2000 to and including December 31, 2000 resulting solely from the failure of the Company to pay accrued interest due and payable on the Notes on June 30, 2000 and September 30, 2000.

                  Section 2. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to you as follows:

                  Section 2.1. No Default, etc. Except as described in Section 4 and except for failure of the Company to comply with its obligations under
Section 10.1 of the Purchase Agreement as of the last days of the fiscal quarters and for the applicable numbers of fiscal quarters respectively ending on December 31, 1999, March 31, 2000, July 1, 2000 and September 30, 2000, no Event of Default or Default has occurred and is continuing and after giving effect to the effectiveness of this Waiver Agreement no Event of Default or Default shall exist except as aforesaid.


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                  Section 2.2. No Undisclosed Fees (See attached bank amendment in February 2000 introducing an interest grid versus fixed margins previously. Rates increased 1%). The Company has not, directly or indirectly, paid or caused to be paid any consideration (as supplemental or additional interest, a fee or otherwise) to any holder of Notes or other Indebtedness in order to induce such holder to enter into this Waiver Agreement or to waive or forebear with respect to defaults in respect of such other Indebtedness or give its consent or take any other action in connection with the transactions contemplated hereby, nor has the Company agreed to make any such payment.

                  Section 3. REPRESENTATION OF THE HOLDER. You represent to the Company that you are the beneficial owner of Notes in the aggregate unpaid principal amount and set forth below your name in the acceptance form of this Waiver Agreement.

                  Section 4. WAIVER UNDER NOTES. Subject to this Waiver Agreement becoming effective as below provided, you hereby waive for the period from June 30, 2000 to and including December 31, 2000 any default by the Company in the payment of interest on any Note that is due and payable on June 30, 2000 and September 30, 2000. During such waiver period, interest shall continue to accrue on the unpaid principal amount of each Note and interest shall also accrue on all overdue interest on such Note (but for this Waiver Agreement) until such overdue interest is paid.

                  Section 5. EFFECTIVENESS OF THIS WAIVER AGREEMENT. This Waiver Agreement will become effective on the date on which counterparts of this Waiver Agreement shall have been executed and delivered by the Company and the holders of all of the Notes.

                  Section 6. RATIFICATION. Except as modified hereby, the Purchase Agreement is in all respects ratified and confirmed and the provisions thereof shall remain in full force and effect.

                  Section 7. COUNTERPARTS. This Waiver Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  Section 8. GOVERNING LAW. This Waiver Agreement shall be governed by and construed in accordance with the laws of the State of New York.


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                If you are in agreement with the foregoing, please sign the form of acceptance in the space below provided, whereupon this Waiver Agreement shall become a binding agreement between you and the Company, subject to this Waiver Agreement becoming effective as hereinabove provided.

                                               DENALI INCORPORATED



                                               By  /s/ RICHARD W. VOLK
                                                  -----------------------------
                                                        Title:  CEO

ACCEPTED AND AGREED:



THE VARIABLE ANNUITY LIFE INSURANCE
   COMPANY

By  /s/ C. SCOTT INGLIS
   ---------------------------------------------
        Title:  C. Scott Inglis
                Investment Officer
Principal Amount of Notes Held:  $6,285,000


A.G. INVESTMENT ADVISORY SERVICES, INC.

By  /s/ REMBERT R. OWEN, JR.
   ---------------------------------------------
        Title:  Rembert R. Owen, Jr.
        Real Estate Investment Officer
Principal Amount of Notes Held;  $4,1190,000


EMC EQUITY FUND, L.P.

By /s/ SCOTT E. SCHWINGER
   ---------------------------------------------
        Title:  Scott E. Schwinger
        Managing Director
Principal Amount of Notes Held:  $1,500,000


COCKRELL INVESTMENT PARTNERS, L.P.

By /s/ ERNST H. COCKRELL
   ---------------------------------------------
        Title:  Ernest H. Cockrell
        Chairman, Texas Production Company, G.P.
Principal Amount of Notes Held:  $1,500,000



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SIMMONS FAMILY TRUST

By /s/ THOMAS D. SIMMONS, JR.
   ---------------------------------------------
        Title:  Thomas D. Simmons, Jr.
        Co-trustee
Principal Amount of Notes Held:  $166,666


THOMAS DUDLEY SIMMONS, JR. MARITAL
        TRUST

By /s/ THOMAS D. SIMMONS, JR.
   ---------------------------------------------
        Title: Thomas D. Simmons, Jr.
        Trustee
Principal Amount of Notes Held:  $166,666


THOMAS SIMMONS, JR.

By /s/ THOMAS D. SIMMONS, JR.
   ---------------------------------------------
        Title:  Thomas D. Simmons, Jr.
Principal Amount of Notes Held:  $166,666


JOEL V. STAFF

By /s/ JOEL V. STAFF
   ---------------------------------------------
        Title:  Joel V. Staff
Principal Amount of Notes Held:  $250,000


SYMONDS TRUST CO., LTD..

By /s/ J. TAFT SYMONDS
   ---------------------------------------------
        Title:  J. Taft Symonds

Principal Amount of Notes Held:  $125,000


ANNE ALLEN SYMONDS REVOCABLE TRUST

By /s/ ANNE ALLEN SYMONDS
   ---------------------------------------------
        Title:  Anne Allen Symonds
        Trustee
Principal Amount of Notes Held:  $125,000


WILLIAM A. MONTELEONE, JR.

By /s/ WILLIAM A. MONTELEONE, JR.
   ---------------------------------------------
        Title:  William A. Monteleone, Jr.
Principal Amount of Notes Held:  $100,000



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RICHARD C. EVERETT

By /s/ RICHARD C. EVERETT
   ---------------------------------------------
        Title:  Richard C. Everett
Principal Amount of Notes Held:  $125,000

H. FRED LEVINE

By  /s/ H. FRED LEVINE
   ---------------------------------------------
        Title:  H. Fred Levine
Principal Amount of Notes Held:  $200,000

LEGG MASON WOOD WALKER, CUSTODIAN
F/O/B JAY H. GOLDING PROFIT SHARING
PLAN DATED 12/11/89

By /s/ CRAIG KRINSKY
   ---------------------------------------------
        Title:  Craig Krinsky
        Sr. V.P. - Investments
Principal Amount of Notes Held:  $100,000